SUPPLEMENT DATED AUGUST 25, 2009
TO THE CLASS J SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009,
April 9, 2009, May 4, 2009, May 21, 2009, and June 19, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS
The Manager

The Sub-Advisors

Mellon Capital Management Corporation
Effective June 24, 2009, John O’Toole ceased being a portfolio manager for the MidCap Growth Fund III.
Effective June 24, 2009, Ronald Gala became an additional portfolio manager for the MidCap Growth Fund III.
Mr. Gala’s biographical information appears below.

Ronald P. Gala, CFA. Mr. Gala, Director and Senior Portfolio Manager with Mellon Capital, joined the firm in
1993. Mr. Gala earned a BS in Business Administration from Duquesne University and an MBA in Finance from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Spectrum Asset Management, Inc. (“Spectrum”)
Effective July 1, 2009, Mark A. Lieb became a portfolio manager for the Preferred Securities Fund, Bond &
Mortgage Securities Fund, and High Quality Intermediate – Term Bond Fund. The day-to day portfolio management is shared by three portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Mark A. Lieb. Mr. Lieb, Executive Director and Co-Chief Executive Officer for Spectrum, founded Spectrum in 1987.
He earned a BA in Economics from Central Connecticut State University and an MBA in Finance from the University of
Hartford.